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                                                                    EXHIBIT 99.2




                             ARTICLES OF ASSOCIATION




                                       OF




                               BEIJING NEWCO.LTD.







                                AUGUST 27th, 2000


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The Sino-Overseas Construction Information Co. Ltd. (hereinafter referred to as
"Party A"), e Smart Systems, Inc.(hereinafter referred to as "Party B") and Intermarket Ventures, Inc.(hereafter referred as "Party C") have formulated these Articles of Association in accordance with the Law of the People's Republic of Chinese Foreign Contractual Joint Ventures (hereinafter referred to as the "Contractual Joint Venture Law") and the Joint Venture Contract dated as of August 27, 2000, by and between Party A, Party B and Party C (hereinafter referred to as the "Joint Venture Contract"), parts of which are incorporated herein by reference as set forth below. The countries of registration and legal addresses of Party A, Party B and Party C and the names and nationalities of their legal representatives are as set forth in Article 1 of the Joint Venture Contract.

(Party A, Party B and Party C may hereinafter be referred to collectively as the Parties and individually as a Party.)

                                    CHAPTER 1

                               GENERAL PROVISIONS

ARTICLE 1

     The Chinese name of the Joint Venture Company shall be ****** . The English name shall be ****** Company Ltd..

ARTICLE 2

     The legal address of the Joint Venture Company shall be at ___________ District, Beijing, PRC.

ARTICLE 3

     All activities of the Joint Venture Company shall comply with the relevant laws and regulations of the PRC.

ARTICLE 4

     The Joint Venture Company shall be a limited liability company. The liability of the Parties for the debts and losses of the Joint Venture Company shall be limited to their obligations to make their respective contributions to the registered capital of the Joint

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     Venture Company, and no Party shall have any liability to the Joint Venture
     Company or to any third party in connection with the activities of the Joint Venture Company either jointly or severally other than the requirement to make such contribution, unless otherwise agreed to in writing by the Parties. The Parties shall share the profits and other profits including proceeds of liquidation, losses and risks of the Joint Venture Company in proportion as bellows: Party A is 25%, Party B is 50% and Party C is 25%.

ARTICLE 5

     Subject to approval of the original examination and approval authority, the Joint Venture Company may establish branch offices inside of China with the consent of the Board of Directors.

                                    CHAPTER 2
                        THE PURPOSE AND SCOPE OF BUSINESS

ARTICLE 6

The purpose of the parties to the joint venture is in conformity with the wish of enhancing the economic cooperation and technical exchanges, to participate in the construction of digital industry model, to improve the product quality, develop new products, and gain competitive position in the PRC market in quality and price by adopting advanced and appropriate technology and scientific management method, so as to raise economic results and ensure satisfactory economic benefits for each investor.

ARTICLE 7

The Business Scope of NewCo shall be: "Import, manufacture, production, sales, scientific development, systems integration and installation of Smart Cards and readers, post-sales services, client services and training, and development of digital smart card software and hardware, construction and system integration, management and operation of the Smart Card transaction center, and implementation and administration of services for the Smart Cards and readers sold to the transaction center, including maintenance and upgrading services.

ARTICLE 8

With the development of the operations of the Joint Venture Company and subject to the approval of the Board of Directors, the Joint Venture Company may amend or increase its business scope, and apply it to the organization that originally assigned approval.

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                                    CHAPTER 3
                TOTAL AMOUNT OF INVESTMENT AND REGISTERED CAPITAL

ARTICLE 9

The total amount of investment in the Joint Venture Company shall be US$ 29,000,000.

ARTICLE 10

The registered capital of the Joint Venture Company shall be US$ 29,000,000, of which:

Party B's contribution shall be US$ 22,000,000, accounts for 76% of the total amount of the registered capital. Party B shall contribute in US$ cash.

Party C's contribution shall be US$ 7,000,000, accounts for 24% of the total amount of the registered capital. Party C shall contribute in US$ cash.

Party A shall contribute to the Joint Venture Company by IPR and other rights, its contribution shall be subject to confirmation of Party B and Party C.

ARTICLE 11

The registered capital of the Joint Venture Company shall be paid in one time within 30 working days of a valid interim business license is duly granted. The cash contributions of Party B and Party C shall remit to the account of the Joint Venture at one time, IPR and other rights contribution of Party A shall be duly assigned to the Joint Venture Company or an agreement of Party A's contribution shall be obtained between the Parties hereof.

ARTICLE 12

When a Party makes a contribution to the Joint Venture Company's registered capital, a Chinese registered accounting firm appointed by the Board of Directors shall promptly verify the contribution and issue a capital verification report to the Joint Venture Company. Within thirty (30) working days from receipt of the capital verification report, the Joint Venture Company shall issue an investment certificate to such Party in the form prescribed by the Joint Venture Regulations, signed by the Chairman and the Vice-Chairman of the Board and chopped with the Joint Venture Company's chop. Each investment certificate shall indicate

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the amount of the capital contribution and the date on which such contribution was made, and a copy shall be submitted to the Examination and Approval Authority for the record. The General Manager shall maintain a file of all capital verification reports and copies of all investment certificates that have been issued to the Parties.

ARTICLE 13

     No Party to these Articles of Association may assign all or part of its interest in the registered capital of the Joint Venture Company to a third party without the prior written consent of the other Parties. When a Party intends to assign all or part of its interest in the registered capital of the Joint Venture Company to a third party, it shall notify the other Parties (the "Other Parties") in writing setting forth the purchase price offered by the Third Party. The Other Parties shall have a preemptive right to purchase such interest with the equal conditions.

                                    CHAPTER 4
                             THE BOARD OF DIRECTORS

ARTICLE 14

     The Joint Venture Company shall establish a Board of Directors, which shall be the highest authority of the Joint Venture Company and shall decide all major issues of the Joint Venture Company. The date of the issuance of the Joint Venture Company's business license shall be the date of the establishment of the Board of Directors.

ARTICLE 15

     The Board of Directors shall be composed of eight (8) directors, of whom four (4) shall be appointed by Party A, four (4) shall be appointed by Party C. The Chairman of the board shall be appointed by Party A, and the Vice Chairman of the Board shall be appointed by Party C. The term of office for the directors, Chairman and Vice-Chairman shall be three (3) years and they may serve consecutive terms if re-appointed by the appointing Party. Any vacancy created in the Board of Directors shall be filled by the Party which originally appointed the absent director. Upon the agreement of the Board, either Party may at any time remove for any reason any or all of the directors appointed by such Party and appoint in lieu thereof another director or directors or any other person to serve the remainder of the relevant term effective upon written notice to the other Parties and the Joint Venture Company, and shall register in relevant examination organization. The Chairman of the Board shall be the legal representative of the Joint Venture Company, and shall have the

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     authority delegated to him by the Board of Directors. Neither the Chairman
     of the Board nor any other director, including the Vice-Chairman of the Board, shall contractually or otherwise bind the Joint Venture Company without the prior written authorization of the Board of Directors. The appointing Party shall be responsible for all losses and liabilities that the Joint Venture Company may incur as a result of the Chairman of the Board, Vice-Chairman of the Board or any director exceeding the scope of authority stipulated in these Articles of Association and the Joint Venture Contract.

ARTICLE 16

     Resolutions involving the following matters may be adopted only upon the unanimous affirmative vote of all eight (8) directors (whether present in person or by proxy) at a duly convened meeting:

          a. amend the Joint Venture Contract or the Articles of the Joint Venture Company;
          b.   dissolve the Joint Venture Company;
          c.   adjust the registered capital of the Joint Venture Company;
          d.   any party transfer its shares of the Joint Venture Company;
          e.   any party pledge its shares to creditors;
          f.   merge or departure of the Joint Venture Company;
          g.   mortgage of the assets of the Joint Venture Company.

ARTICLE 17

Decisions regarding the following matters shall require resolutions by the affirmative vote of six or more than six directors (whether present in person or by proxy) at a duly convened meeting:

          a)   Approval of the annual operating plans and budgets.

          b)   Distribution of profits.

          c)   Decisions regarding capital budgets and final accounts.

          d) Assignment, transfer, sale, lease or other manner of disposition of the business or assets of the Joint Venture Company, in whole or in part, or the taking over or acquisition of the business or assets, in whole or in part, of any other company or entity.

          e) Any contracts or agreement involving expenditure, commitment or risk of funds, unless budgeted, in excess of one hundred thousand Renminbi (RMB100,000).

          f) Any contracts or agreements whose term exceeds twelve (12) months.

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          g)   Any contracts or agreements involving investment to other
               entities.

          h) Any granting or undertaking of any guarantee, lease or loan which is more than one hundred thousand Renminbi (RMB100,000).

          i) The use or expenditure of the general reserve fund, the bonus and welfare fund or the enterprise expansion funds.

          j) Employment and unemployment of the General Manager, Deputy General Managers and the Chief Financial Official, and decide their salaries, bonus and disciplines.

          k) Any change in the legal address of the Joint Venture Company or the establishment of any branch office or other such operation.

          l) Engagement and dismissal of any independent auditor and approval of the annual audited accounting report of the Joint Venture Company.

          m)   Acquisition of land-use rights.

          n) Other matters as set forth in these Articles of Association and any other matters as the Board decides requiring a resolution.

     The above decisions shall enter into effect upon government approval if so required.

ARTICLE 18

The Board of Directors shall convene at least six (6) meetings ever year. The meetings shall be called and presided over by the Chairman of the Board. The Chairman shall convene an interim meeting based on a proposal made by two (2) directors. At least six (6) directors present in person or by proxy shall constitute a quorum. Video conference and telephone conference are available.

ARTICLE 19

The Chairman shall give each director written notice at least 3 days prior to any annual or interim meeting stating the subject, time and place of the meeting. Such notice may be waived by the unanimous written consent of all directors attending the meeting in person or by proxy.

ARTICLE 20

Should a director be unable to attend a board meeting for any reason, he may appoint a proxy in writing to be present and to vote at the meeting. A proxy may represent one or more directors.

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ARTICLE 21

Should the directors appointed by any party or parties fail to attend the board meeting personally or by proxy, and the board meeting can not be held on schedule to decide the major issues or matters provided hereof or by laws, that party is considered to have given up its vote and a decision can be passed with the positive voting of third fourths of the attendants.

ARTICLE 22

The above-mentioned urge notice shall be sent at least 3 days prior to the scheduled meeting date, by facsimile or e-mail, and shall provide that the receiver shall confirm whether they will attend the board meeting by written form within 2 days of the date such notice is sent. If the receiver does not confirm within the 2 days, it shall be deemed as waiving its right. After receiving the returned receipt of the facsimile or e-mail, the directors appointed by the informer may hold a special meeting even though a quorum can not be constituted. The special board meeting may validly decide major issues or matters of the company upon 3/4 affirmative vote of the attending directors.

ARTICLE 23

None of the directors without holding position in the management organization may receive salary from the Joint Venture Company. Any or all expenditure of convening the board meeting shall be paid by the Joint venture Company.

ARTICLE 24

The Board of Directors may adopt any resolution without a meeting provided all directors are included and if the proper number of directors required by these Articles but in any event not less than 3/4 of the directors then holding office consent in writing to such action. Such written consent signed by the directors shall be filed with the minutes of the Board of Directors proceedings and shall have the same force and effect as vote of the directors present at a meeting of the Board.

ARTICLE 25

If agreed by the Board of directors, the Joint Venture Company may reimburse directors for their reasonable expenses in connection with attending Board meetings subject to the approval of the directors. The Joint Venture Company shall indemnify each director against


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all claims and liabilities incurred by reason of his being a director of the
Joint Venture Company, provided that the director's acts giving rise to such claim or liability did not constitute intentional misconduct or gross negligence of a violation of criminal laws.

                                    CHAPTER 5
                             MANAGEMENT ORGANIZATION

ARTICLE 26

The Joint Venture Company shall establish a management organization which shall be responsible for the management of the Joint Venture Company's daily operations. The management organization shall have one (1) General Manager who shall be appointed by Party A, and one (1) Deputy General Manager, who shall be appointed by Party B after nominated by Party C. The management organization shall also have one (1) Chief Financial Official appointed by Party B after nominated by Party C. The appointment of the General Manager, the Deputy General Manager and the Chief Financial Official shall be confirmed by the Board of Directors. The term of office of the General Manager and the Deputy General Manager shall be three (3) years and they may serve consecutive terms upon their re-appointment by the Party that originally appointed them and confirmation by the Board of Directors.

ARTICLE 27

The duties of the General Manager shall consist of carrying out the decisions of the Board of Directors and organizing and directing the day-to-day operation and management of the Joint Venture Company. Subject to the Board of Directors and other provisions of the Articles of Association and the Joint Venture Contract, The specific powers and responsibilities of the General Manager shall include the following:

          a) overall supervision and final decision-making authority regarding all aspects of purchasing, marketing, sales and operations of the Joint Venture Company;

          b) determine the number, categories and skills of employees of the Joint Venture Company; fix the individual remuneration of such employees; hire, transfer or dismiss employees; enforce discipline;

          c) deal with other matters of the Joint Venture Company as set forth in these Articles of Association or entrusted to the General Manager by the Board of Directors; and

          d) provide the Board of Directors with the job description of the Deputy General Manager and all department managers.

          The Board of Directors may, from time to time, delegate additional authorities to the General Manager and prescribe and establish rules governing the exercise of such
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          authority. The General Manager may delegate part or all of the foregoing authority to the Deputy General Manager and may delegate part of the foregoing authority and power to other managerial personnel of the Joint Venture Company.

          No expenditure (or series of expenditures to the same party) over the amount of 100 thousand RMB Yuan shall be made by the general manager or deputy general manager without the written signature (chop) of the chief financial officer.

ARTICLE 28

The Deputy General Manager assists the General Manager and shall have those duties delegated to him by the Board of Directors or the General Manager. The Chief Financial Official shall be entitled to establish and maintain the financial control systems of the Joint Venture Company in accordance with the relevant PRC. Laws and regulations, US General Accepted Accounting Principles, and the relevant provisions of the Joint Venture Contract and these Articles of Association.

ARTICLE 29

In case of graft or serious dereliction of duty on the part of the general manager and/or the deputy general manager or CFO, the board of directors shall have the power to dismiss either or both of them at any time.

                                    CHAPTER 6

ARTICLE 30

In its purchase of required Materials, supplies and vehicles for office use, etc., the Joint Venture Company shall give first priority to purchase in China where quality and other conditions are the same. Party A shall use its best efforts to assist the Joint Venture Company in obtaining all such items at the reasonably lowest price. In case the Joint Venture Company entrusts Party B or Party C to purchase equipment on overseas market, persons appointed by Party A shall be invited to take part in the purchasing.



                                    CHAPTER 7
                                LABOR MANAGEMENT

ARTICLE 31

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Labor contract covering the recruitment, employment, dismissal and resignation, labor insurance, welfare, rewards, penalty and other matters concerning the staff and workers of the Joint Venture Company shall be drawn up between the Joint Venture Company and the trade union of the Joint Venture Company as a whole or individual employees in accordance with the "Regulations of the People's Republic of China on Labor Management in Joint Venture Using Chinese and Foreign Investment and its Implementation Rules". The labor contracts shall, after being signed, be filed with the local labor management department.

ARTICLE 32

Staff and workers shall be employed by the Joint Venture Company in accordance with the terms of a labor contract entered into between the Joint Venture Company and individual employees pursuant to the Labor Laws. Every employee shall also sign a separate confidentiality agreement with the Joint Venture Company.

ARTICLE 33

The staff and workers of the Joint Venture Company shall have the right to set up a trade union and carry on trade union activities in accordance with the "Trade Union law of the People's Republic of China" and the "Articles of Association of the China Trade Union".

ARTICLE 34

The Joint Venture Company shall allot to the trade union an amount of money as union funds in accordance with the "Trade Union Law of the People's Republic of China".

                                    CHAPTER 8
                            TAXES, FINANCE AND AUDIT

ARTICLE 35

The Joint Venture Company and its personnel shall pay taxes in accordance with relevant PRC laws and regulations.

ARTICLE 36

The Joint Venture Company shall allocate funds for the reserve fund, enterprise expansion fund and employee welfare and bonus funds in accordance with relevant PRC laws and

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regulations. The amount of such allocations shall be determined by the board of directors in accordance with the business situation of the Joint Venture Company.

ARTICLE 37

The fiscal year of the Joint Venture Company shall be from January 1 to December
31. The first fiscal year of the Joint Venture Company shall commence on the date of issuance of the Joint Venture Company's Business License and end on December 31 of the same year. The last fiscal year of the Joint Venture Company shall start on January 1 of the year of termination and end on the date of termination.

ARTICLE 38

The Joint Venture Company shall use Renminbi as its base bookkeeping unit and shall keep its vouchers, receipts and accounts in both English and Chinese language. The Joint Venture Company shall prepare monthly, quarterly and audited annual financial reports in both Chinese and English which shall be prepared, certified and signed by the Chief Financial Official, and also approved and signed by the General Manager and the Deputy General Manager, and provided to the Parties within eight (8) days after the last day of each month in the case of monthly reports; thirty (30) days after the last day of each quarter, in the case of quarterly reports; and within ninety (90) days of the end of each fiscal year, in the case of audited annual reports.

ARTICLE 39

An accountant registered in the PRC and the United States and acceptable to the Parties shall be engaged by the Joint Venture Company as its auditor to examine and verify the accounts and books of the Joint Venture Company and shall submit the audit report to the Board and the General Manager. Besides from the financial statements prepared in accordance with PRC accounting principles, the Joint Venture Company shall also appoint the accountant to audit and adjust the financial statements (the Adjusted Financial Statements) prepared according to the US General Accepted Accounting Principles at the expense of Party B. The Adjusted Accounting Statements and the audit report shall be submitted to Party B.

ARTICLE 40

After making allocations to the general reserve, enterprise expansion and employee bonus and

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welfare funds in accordance with the terms of these Articles of Association, which total allocation shall not exceed 15% of the after-tax profit, and recovering any outstanding losses from previous years, the remaining amounts of the Joint Venture Company's profits shall be distributed to the Parties pursuant to the resolutions of the Board of Directors ("Distributable Profits"). The Distributable Profits shall be distributed to the Parties in proportion as specified in the Joint Venture Company and in amounts determined by the Board. Subject to the priorities for the Joint Venture Company's use of foreign currency set forth in these Articles of Association, Distributable Profits shall be remitted to Party B and Party C in United States Dollars or such other freely convertible currency as may be specified by Party B and Party C.

                                    CHAPTER 9
                        TERM OF THE JOINT VENTURE COMPANY

ARTICLE 41

The term of the Joint Venture Company shall be thirty (30) years. The establishment date of the Joint Venture Company shall be the date on which the Business License of the Joint Venture Company is issued. Upon proposal by each Party hereof and unanimous approval by the board of directors, an application for extension of the term may be filed with the examination and approval authority six (6) months prior to the expiration date of the Joint Venture Company.


                                   CHAPTER 10
                          ACCOUNTS AND FOREIGN EXCHANGE

ARTICLE 42

The Joint Venture Company shall open Renminbi deposit accounts and foreign exchange deposit accounts at approved banks in the PRC, and the procedures for operating such accounts and for issuing and signing checks shall be determined by the Board of Directors. Any check with value more than RMB 100,000 Yuan or checks paying for the same purpose with aggregated value more than RMB 100,000 Yuan shall be signed by the General Manager and the Chief Financial Official jointly. The Joint Venture Company may also open foreign exchange deposit accounts with foreign banks in foreign countries as designated by the Board of Directors upon approval by the PRC State Administration of Foreign Exchange. All of the Joint Venture Company's foreign exchange income shall be deposited in its foreign exchange deposit accounts and all the payments in foreign exchange shall be made from its foreign

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exchange deposit accounts.

ARTICLE 43

In order to balance the foreign exchange needs of the Joint Venture Company, the Joint Venture Company may adopt any measure and engage in any activity permitted by applicable PRC laws and regulations.

ARTICLE 44

The Joint Venture Company's foreign exchange shall be used according to the following priority or as otherwise determined by the Board of Directors:

          a)   Purchase of imported equipment, materials and services.

          b) Distribution of profits and/or liquidation proceeds to Party B and Party C.

          c)   Other expenditures requiring foreign exchange payments.



                                   CHAPTER 11
               DISPOSAL OF ASSETS UPON EXPIRATION AND LIQUIDATION

ARTICLE 45

Subject to Chapter 14, upon expiration or early termination of the Joint Venture Company, the assets of the Joint Venture Company shall be liquidated in accordance with relevant PRC laws and regulations and these Articles of Association. The proceeds of such liquidation shall be distributed to the Parties hereof in proportion as specified in the Joint Venture Company.


                                   CHAPTER 12
                                    INSURANCE

ARTICLE 46

The Joint Venture Company shall, at its own cost and expense and at all times during the operation of the Joint Venture Company, procure and maintain full and adequate insurance


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coverage in a manner prudent and advisable for such enterprise. The relevant insurance policies may be obtained from any insurance company authorized to provide such policies. The types of insurance and the value, duration and denomination of the currency of the premiums and insurance proceeds shall be determined by the Board of Directors based upon the recommendation of the general manager in accordance with the Joint Venture Company's actual business circumstances.


                                   CHAPTER 13
                           AMENDMENT OF THESE ARTICLES

ARTICLE 47

No amendment of these Articles of Association shall be effective unless it is signed in writing by the duly authorized representatives of all Parties hereof and approved by the original examination and approval authority.


                                   CHAPTER 14
                                   TERMINATION

ARTICLE 48

In case of inability to fulfill the Contract or to continue operation due to heavy losses in successive years as a result of Force Majeure, the duration of the joint venture and the Contract shall be terminated before the time of expiration after unanimously agreed upon by the board of directors and approved by the original examination and approval authority.

ARTICLE 49

Following an application to dissolve the Joint Venture Company pursuant to
Article 45, the Board of Directors shall forthwith appoint a liquidation committee which shall have the power to represent the Joint Venture Company in all legal matters. The liquidation committee shall evaluate and liquidate the Joint Venture Company's assets in accordance with the applicable Chinese laws and regulations and the principles set forth herein.

ARTICLE 50

The liquidation committee shall consist of six (6) members, and Party A shall appoint three

(3) members, Party B shall appoint three (3) members after agreed on by Party C. Members of the liquidation committee may, but need not be, directors or senior employees of the Joint Venture Company. The liquidation committee may engage a lawyer and an accounting firm registered in China to assist the liquidation committee. When permitted by Chinese law, any Party may also appoint professional advisors to assist the liquidation committee. The Board of Directors shall report the formation of the liquidation committee to the administrator in charge of the Joint Venture Company.

ARTICLE 51

After the liquidation and division of the Joint Venture Company's assets and the settlement of all of its outstanding debts, the balance shall be paid over to the Parties hereof in proportion as specified in the Joint Venture Company.

ARTICLE 52

On completion of all liquidation work, the liquidation committee shall provide a liquidation completion report approved by the Board of Directors to the competent examination and approval authority, turn over the Joint Venture Company's business license to the original registration authority and complete all other formalities for nullifying the Joint Venture Company's registration. Party B and Party C shall have a right to obtain copies of all of the Joint Venture Company's accounting books and other documents in the English language but the originals thereof shall be left in the care of Party A.

                                   CHAPTER 15
                                  MISCELLANEOUS

ARTICLE 53

Any notice from one Party to the other Party(ies) required or permitted pursuant to the terms of these Articles of Association shall be delivered by hand delivery, facsimile transmission or registered mail to the following addresses or such other address as a Party may give notice of from time to time.


     Party A: Sino-Overseas Construction Information Co. Ltd.
     Address: Flr.2 No.3 Building Area B Production Base Tianzhu Airport
              Industry Development Zone, Beijing PRC.,101300
     Facsimile:

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     Attention:

     Party B: e Smart Systems Inc.
     Address: 3770 Howard Hughes Parkway Las Vegas, Nevada USA, 89109
     Facsimile:
     Attention:

     Party C: Intermarket Ventures Inc.
     Address: 3770 Howard Hughes Parkway Las Vegas, Nevada USA, 89109
     Facsimile:
     Attention:

ARTICLE 54

The headings contained in these Articles of Association are for reference only and shall not be deemed to be part of these Articles of Association or to affect the meaning or interpretation thereof. The right to interpret and amend these Articles of Association shall belong to the Board of Directors of the Company.

ARTICLE 55

These Articles of Association shall be written in English and Chinese. Both language versions shall have the same legal effect. If there is any discrepancy, the Chinese version shall prevail.

ARTICLE 56

These Articles of Association shall become effective upon approval by the examination and approval authority (or its authorized agent).


IN WITNESS WHEREOF, the Parties hereto have caused these Articles of Association to be executed as of the date first above written by their duly authorized representatives.

PARTY A: Sino-Overseas Construction Information Co. Ltd.

By:    _____________

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Name:



PARTY B: e Smart Systems Inc.

By:    _____________
Name:



PARTY C: Intermarket Ventures Inc.

By:    _____________
Name: